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                               CONSENT OF COUNSEL

                       Warburg, Pincus Balanced Fund, Inc.

               We hereby consent to being named in the Statement of Additional Information included in Post-Effective Amendment No. 2 (the "Amendment") to the Registration Statement on Form N-1A (Securities Act File No. 333-00533, Investment Company Act File No. 811-07517) of Warburg, Pincus Balanced Fund, Inc. (the "Fund") under the caption "Independent Accountants and Counsel" and to the Fund's filing a copy of this Consent as an exhibit to the Amendment.


                                            /s/ Willkie Farr & Gallagher
                                       _________________________________________
                                               Willkie Farr & Gallagher

New York, New York
December 30, 1996




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